UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2007 (November 30, 2007)
Lifevantage Corporation
(Exact name of registrant as specified in its charter)

Colorado	000-30489	90-0224471

(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)
6400 South Fiddler’s Green Circle, Suite 1970, Greenwood Village, CO 80111
(Address of principal executive offices)          (Zip Code)
Registrant’s telephone number, including area code: (720) 488-1711

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On November 30, 2007, the Company will give a business presentation at its 2007 Annual Meeting of Shareholders. The business presentation is attached as Exhibit 99.1 hereto, which is furnished under Item 7.01 of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits
     Exhibit 99.1 Business Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: November 30, 2007

LIFEVANTAGE CORPORATION
By:	/s/ Bradford K. Amman
Bradford K. Amman
Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Business Presentation